Exhibit 99.1

News Release

www.nortelnetworks.com

FOR IMMEDIATE RELEASE	September 2, 2004

For more information:

Media:	Investors:
Tina Warren	(888) 901-7286
(905) 863-4702	(905) 863-6049
tinawarr@nortelnetworks.com	investor@nortelnetworks.com

Nortel Networks Provides Status Update

TORONTO — Nortel Networks* Corporation [NYSE/TSX: NT] and its principal operating subsidiary, Nortel Networks Limited (“NNL”), today provided a status update pursuant to the alternative information guidelines of the Ontario Securities Commission. These guidelines contemplate that the Company and NNL will normally provide bi-weekly updates on their affairs until such time as they are current with their filing obligations under Canadian securities laws.

The Company and NNL reported that there have been no material developments in the matters reported in their status updates of June 2, 2004, June 29, 2004, July 13, 2004, July 27, 2004, August 10, 2004 and August 19, 2004 with the exception of the matter described in the Company’s press release “Nortel Networks Announces New Waiver from Export Development Canada” dated August 20, 2004 and the matters described below.

The Company and NNL continue to dedicate significant resources to the process to complete their financial statements as soon as practicable. As previously announced, the Company and NNL continue to work on the restatement of their financial results for each fiscal quarter in 2003 and for earlier periods including 2002 and 2001, and the preparation of their financial statements for the full year 2003 and the first and second quarters of 2004.

Given the volume and complexity of the work involved, including completion of the Company’s work and the related audits and reviews of results by the Company’s and NNL’s independent auditors, the Company now expects to file by the end of October 2004 the financial statements for the year 2003 and the first and second quarters of 2004 and related periodic reports, and follow thereafter, as soon as practicable, with any required amendments to periodic reports for prior periods. The Company’s previous expectation was that it would file these financial statements and related periodic reports by the end of the third quarter of 2004.

“Notwithstanding the delay in the expected filing of our financial statements, we have made substantial progress to date and continue to dedicate all necessary resources and work closely with our external auditors to complete the financial statements as soon as possible in October,” said Bill Owens, president and chief executive officer, Nortel Networks. “I continue to focus on driving the business forward and remain confident in the quality people, the strategy and the technologies of Nortel Networks.”

In light of the expected filing timeline, the Company expects that (i) NNL would seek a new waiver from Export Development Canada (“EDC”) of certain defaults under the EDC support facility related to the delay by the Company and NNL in filing certain periodic reports with the Securities and Exchange Commission, the trustees under the Company’s and NNL’s public debt indentures and EDC, as most recently described in the Company’s press release dated August 20, 2004, and there can be no assurance that NNL would receive a new waiver or as to the terms of any such waiver, and (ii) if necessary, the Company would apply to the Ontario Superior Court of Justice for an order extending the time for calling the Company’s 2004 Annual Shareholders’ Meeting to a date beyond December 31, 2004, which order would be at the discretion of the court.

The Company’s expectations as to the timing of events are subject to change and are subject to a number of limitations. Specifically, these limitations include the completion of the Company’s work (including the final determination of the impacts of adjustments arising from events subsequent to year end 2003 on the Company’s results of operations or financial position), the related audits and reviews of results by the Company’s and NNL’s independent auditors, and the completion and results of the previously announced independent review being undertaken by the Nortel Networks Audit Committee.

As a global innovation leader, Nortel Networks enriches consumer and business communications worldwide by offering converged multimedia networks that eliminate the boundaries among voice, data and video. These networks use innovative packet, wireless, voice and optical technologies and are underpinned by high standards of security and reliability. For both carriers and enterprises, these networks help to drive increased profitability and productivity by reducing costs and enabling new business and consumer services opportunities. Nortel Networks does business in more than 150 countries. For more information, visit Nortel Networks on the Web at www.nortelnetworks.com or www.nortelnetworks.com/media_center.

Certain information included in this press release is forward-looking and is subject to important risks and uncertainties. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, among other things: the outcome of Nortel Networks independent review and planned restatement or revisions of its previously announced or filed financial results; the impact of the management changes announced on April 28, 2004 and August 19, 2004; the impact of the inability to meet Nortel Networks filing obligations on support facilities and public debt obligations; the sufficiency of Nortel Networks restructuring activities, including the potential for higher actual costs to be incurred in connection with restructuring actions compared to the estimated costs of such actions; continued reductions in spending by Nortel Networks customers; fluctuations in Nortel Networks operating results and general industry, economic and market conditions and growth rates; the communication by Nortel Networks auditors of the existence of material weaknesses in internal controls; Nortel Networks ability to recruit and retain qualified employees; fluctuations in Nortel Networks cash flow, level of outstanding debt and current debt ratings; the use of cash collateral to support Nortel Networks normal course business activities; the dependence on Nortel Networks subsidiaries for funding; the impact of Nortel Networks defined benefit plans and deferred tax assets on results of operations and Nortel Networks cash flows; Nortel Networks dependence on new product development and its ability to predict market demand for particular products; Nortel Networks ability to integrate the operations and technologies of acquired businesses in an effective manner; the impact of rapid technological and market change; the impact of price and product competition; barriers to international growth and global economic conditions, particularly in emerging markets and including interest rate and currency exchange rate fluctuations; the impact of rationalization in the telecommunications industry; changes in regulation of the Internet; the impact of the credit risks of Nortel Networks customers and the impact of customer financing and commitments; stock market volatility generally and as a result of acceleration of the settlement date or early settlement of Nortel Networks purchase contracts; the impact of Nortel Networks supply and outsourcing contracts that contain delivery and installation provisions, which, if not met, could result in the payment of substantial penalties or liquidated damages; the future success of Nortel Networks strategic alliances; and the adverse resolution of litigation, investigations, intellectual property disputes and similar matters. For additional information with respect to certain of these and other factors, see the most recent Form 10-Q/A and Form 10-K/A filed by Nortel Networks with the United States Securities and Exchange Commission. Unless otherwise required by applicable securities laws, Nortel Networks disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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*	Nortel Networks, the Nortel Networks logo, the Globemark and Business Without Boundaries are trademarks of Nortel Networks.